Exhibit 99.1

June 4, 2007 Investor Presentation NASDAQ: SWIM

All statements in this presentation that are not historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “believe,” “intend,” “expect,” “may,” “could,” “would,” “will,” “should,” “plan,” “project,” “contemplate,” “anticipate,” or similar statements. Because these statements reflect the Company’s current views concerning future events, these forward-looking statements are subject to risks and uncertainties. The Company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the success of brand development efforts and strategic alliances; demand for the Company’s products and services; the ability to compete effectively and adjust to changing market conditions; inability to protect the Company’s proprietary technology; difficulties or delays in developing improved products when expected or desired and with the additional features contemplated or desired; the potential for intellectual property infringement, warranty, product liability, and other claims; the uncertainties associated with governmental regulation; and other factors detailed from time to time in the Securities and Exchange Commission reports of Investools. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. Other than thinkorswim, Inc. and TOS Advisors Inc., neither Investools Inc. nor any of its subsidiaries are broker-dealers or investment advisors, or otherwise engaged in the business of effecting transactions in securities, the provision of investment advice or investment recommendations. Investools Cautionary Statements

The Securities and Exchange Commission’s Regulation G applies to any public disclosure or release of material information that includes a non-GAAP financial measure.  In the event of such a disclosure or release, Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein. Investools uses the non-GAAP financial measure “sales transaction volume” or “STV,” which is defined as revenue plus deferred revenue, to assess the operating results and effectiveness of the Company and its business segments.  STV is consistent with the selling activities in the period reported and with the level of a majority of the cost components of cost of revenue. Given the impact of accounting for deferred revenue and for costs associated with deferred revenue, the Company also uses the non-GAAP financial measure “Adjusted EBITDA” as a valuable representation of the Company’s operating performance.  Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, interest income, special charges, other non-cash items, and the net change in deferred revenue. The Company believes that the non-GAAP financial measures described above are also useful to investors, financial analysts and others to evaluate the operating and financial performance of the Company. These non-GAAP financial measures may not be comparable to similarly titled measurements used by other companies and should not be used generally as a substitute for revenue, net income (loss) or other GAAP operating measurements. The acquisition by Investools Inc.of thinkorswim Group, Inc. and its subsidiaries occurred on February 15, 2007. The pro forma consolidated financial information for the years ended December 31, 2005 and 2006 and each quarter beginning January 1, 2005 through March 31, 2007 has been prepared as if the acquisition had occurred January 1, 2005. The pro forma information has been prepared by combining the relevant consolidated financial information of each of Investools Inc. and thinkorswim Group for the time periods presented. The unaudited pro forma consolidated financial information is provided for informational purposes only. In addition, the unaudited pro forma consolidated financial information does not purport to project our future financial position, operating results or sales. No effect has been given in the unaudited pro forma consolidated statement of income for synergistic benefits that may be realized through the combination of the two companies or the costs that may be incurred in integrating the companies acquired in such acquisition. In addition, no adjustments have been made to give pro forma effect as if the merger had occurred at the beginning of the period presented, which adjustments are typically found in pro forma financial statements. The unaudited pro forma consolidated financial information should be read in conjunction with our historical financial statements and related notes and the historical financial statements of thinkorswim, which are included in our annual report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2007, Form 10-K filed with the Securities and Exchange Commission on March 16, 2007, and Form 10-Q filed with the Securities and Exchange Commission on May 10, 2007. Investools Non-GAAP Financial Information

Over a quarter of a million graduates have successfully completed our core courses Leadership in Educated Investing Our Mission We Believe in: The power of educated investors Continuous product upgrades and innovation World class customer support Risk adjusted trading To build the best brand in educated investing. 4

Investools Inc. INVESTOOLS INC NASDAQ:SWIM INVESTOR EDUCATION GROUP THINKORSWIM GROUP

We Attract A Very High-End Demographic Mass-Affluent Demographics Investools Student Demographics Average Age 49 years old HHI $123,000 Assets $499k Male 76% Employed 81% Source: Investools Primary Research, Forrester Research Average Age 51 years old HHI $95,000 Assets $290k1 Male 55% Employed 81% 1 Excludes retirement accounts and home equity

Investools Inc. Product Suite

A powerful blend of education and trading products


CAPITAL
investools
investor education
thinkorswim
TIME
ACTIVITY
ACTIVE INVESTING
PHD
MASTER
ASSOCIATE
FOUNDATION
PAID EDUCATION
COACHING
THINKPRO (NEW)
ADVISORY PRODUCTS & FUNDS
OPTION PLANET
RED OPTION
BROKERAGE ACCOUNTS & TRADING
SERVICE

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The Web’s premier provider of advanced charting technology: rated #1 by Barron’s since 2001 and a “Forbes Favorite” since 1999 Highest Quality Partnerships Investools Awards In Barron's 2007 "Annual Review of Online Brokers" thinkorswim was rated and Highest Quality Tools, Services & Partnerships thinkorswim Awards 8 "BEST SOFTWARE-BASED ONLINE BROKER” "BEST FOR OPTIONS TRADERS”

Investor Education Group Investools Inc. INVESTOOLS INC NASDAQ:SWIM INVESTOR EDUCATION GROUP THINKORSWIM GROUP

Graduate Landscape Over a quarter of a million investors have successfully graduated from Investools’ investor education programs Investools and Partner Paid Graduates Total Graduates & Guests: 297,000+ –Includes students who purchased the Foundation Course and/or the Currency Trader Course thru April 2007. 15,000 8,700 4,600 6,600 5,700 11,100 5,800 5,150 4,450 2,080 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Apr '07 Partner Marketed Paid Graduates 17,900 25,400 50,500 64,200 69,900 19,150 2002 2003 2004 2005 2006 2007 Total Graduates & Guests 700 1,300 3,200 3,700 4,100 3,700 4,400 5,150 5,900 1,270 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Apr '07 Investools Marketed Paid Graduates

Active Investor Toolbox Subscribers - Active subscribers are those customers who have a paid active subscription to either Investools Online or prophet.net as of the end of the period. 65,400 72,700 67,000 68,000 73,400 83,700 85,300 85,400 90,800 91,000 50,000 75,000 100,000 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Apr '07 Active Toolbox Subscribers

– Workshop upsell rates are the sales that take place at the workshops for advanced product sales. Upsell rates do not include sales from the Company’s other sales operations. Improving Mix of Continuing Education Products 7% 20% 16% 42% 47% 43% 40% 39% 41% 36% 29% 29% 42% 42% 37% 35% 36% 32% 37% 31% 29% 16% 12% 20% 25% 25% 27% 19% 20% 27% 19% 26% 30% 31% 33% 27% 35% 45% 41% 0% 12% 24% 36% 48% Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 TRADING ROOMS ASSOCIATE MASTERS PHD WORKSHOP UPSELL RATE

– For a reconciliation of GAAP revenue to sales transaction volume refer to slide “Statement of Operations & Adjusted EBITDA”. Investools has Consistently Grown Sales Transaction Volume Investools Annual Sales Transaction Volume ($ in millions) Investools Quarterly Sales Transaction Volume ($ in millions) $252.8 2005 2006 2007 $53.9 $69.8 $97.2 $138.6 $170.3 $3.2 $7.5 $25.4 $37.6 $82.5 $57.1 $77.3 $122.6 $176.2 $0 $50 $100 $150 $200 $250 2002 2003 2004 2005 2006 Revenue Deferred revenue YoY STV growth 7% 35% 59% 44% 43 % QoQ STV growth 62% 52% 28% 38% 40% 60% 47% 28% 2% 30.6 34.2 37.0 36.8 42.7 43.4 40.0 44.2 44.9 11.3 11.5 1.5 13.2 16.0 29.9 16.6 20.0 14.8 $41.9 $45.7 $38.5 $50.0 $58.7 $73.4 $56.6 $64.2 $59.7 $0 $25 $50 $75 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Revenue Deferred revenue

INVESTOOLS INC NASDAQ:SWIM INVESTOR EDUCATION GROUP THINKORSWIM GROUP thinkorswim Group Investools Inc.

Note: Turnover equal to closed accounts divided by beginning accounts; Annualized turnover calculated by annualizing the monthly turnover for the period. New accounts are new funded retail accounts. New Retail Accounts & Retail Turnover Rates Investools announces merger with thinkorswim Funded Retail Accounts: 33,275 550 580 800 860 840 750 685 850 900 2,275 2,225 2,200 2,250 2,675 3,125 3,525 12% 9% 14% 13% 10% 10% 8% 13% 8% 9% 7% 8% 7% 7% 7% 6% - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Jan-06 Feb-06 Mar-06 Apr-06 May-06 Jun-06 Jul-06 Aug-06 Sep-06 Oct-06 Nov-06 Dec-06 Jan-07 Feb-07 Mar-07 Apr-07 Monthly New Accounts 0% 5% 10% 15% 20% 25% Annualized Turnover New Funded Accounts Turnover

(1) Daily Average Revenue Trades thinkorswim: Active Customer Base Retail DARTs (1) Annualized Trades per Account 7,600 7,700 9,800 15,200 18,500 6,600 - 4,000 8,000 12,000 16,000 20,000 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Apr '07 35 10 8 12 138 - 50 100 150 Q1 '07 thinkorswim OXPS AMTD SCHW ET

(1) Daily Average Revenue Trades Note: OXPS accounts include funded and unfunded accounts; TOS accounts include retail funded accounts only; AMTD account growth includes total accounts; Growth is adjusted for acquired brokerage accounts Data indexed to Q1 2005; Information calculated or taken from company filings. thinkorswim: Account & DART Growth Indexed Retail Account Growth Indexed Retail DART Growth (1) 331% 96% 71% -4% 25% -50% 0% 50% 100% 150% 200% 250% 300% 350% Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Apr-07 thinkorswim OXPS AMTD SCHW ET 379% 94% 51% 25% 94% -50% 0% 50% 100% 150% 200% 250% 300% 350% 400% Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Apr-07 thinkorswim OXPS AMTD SCHW ET

Leading a new model for educated investing Investools and thinkorswim will create the leading integrated education and execution platform Significant leverage in the combination Product innovation Technology leadership Financially attractive to shareholders Expands Lifetime Value Creates a stronger annuity income stream In Summary

Appendix – Detailed Financials

Statement of Operations & Adjusted EBITDA

investools

Pro-forma SWIM Consolidated

($ in thousands)	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006	Q1-07
Total sales transaction volume	$ 45,815	$ 50,693	$ 45,777	$ 59,590	$201,875	$ 71,670	$ 88,067	$ 72,209	$ 81,644	$313,590	$ 80,040
Change in deferred revenue	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)	(15,987)	(29,912)	(16,566)	(20,007)	(82,472)	(14,796)
Pro-forma revenue	34,548	39,121	44,251	46,406	164,326	55,683	58,155	55,643	61,637	231,118	65,244
Costs and expenses:											
Cost of revenue / direct expenses	26,176	26,008	20,453	26,080	98,717	32,601	40,246	31,371	36,485	140,703	39,220
Selling expense	8,790	9,646	9,700	10,376	38,512	12,800	12,643	12,626	17,473	55,542	19,529
General and administrative expense	8,328	8,349	8,070	9,942	34,689	12,317	13,519	13,298	13,264	52,398	31,087
Special charges	-	434	2,216	2,297	4,947	366	2,768	565	4,832	8,531	127
Total costs and expenses	43,294	44,437	40,439	48,695	176,865	58,084	69,176	57,860	72,054	257,174	89,962
Income (loss) from operations	(8,746)	(5,316)	3,812	(2,289)	(12,539)	(2,401)	(11,021)	(2,217)	(10,417)	(26,056)	(24,717)
Other income (expense):	(97)	(323)	7	(104)	(517)	(1,184)	(1,178)	(176)	(713)	(3,251)	(701)
Net income (loss)	$ (8,843)	$ (5,639)	$ 3,819	$ (2,393)	$(13,056)	$ (3,585)	$(12,199)	$ (2,393)	$(11,130)	$(29,307)	$(25,418)

($ in millions)	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006	Q1-07
GAAP net income (loss)	$ (8.8)	$ (5.6)	$ 3.8	$ (2.4)	$ (13.1)	$ (3.6)	$ (12.2)	$ (2.4)	$ (11.1)	$ (29.4)	$ (25.4)
Add:											
Depreciation and amortization	0.7	0.8	0.8	1.2	3.6	1.6	1.7	1.8	2.0	7.1	4.7
Interest expense (income)	(0.2)	(0.4)	(0.3)	(0.4)	(1.3)	(0.5)	(0.9)	(0.9)	(1.3)	(3.5)	0.7
Special charges	-	0.4	2.2	2.3	4.9	0.4	2.7	0.6	4.8	8.5	0.1
Other non-cash items	0.1	0.1	0.1	0.2	0.6	0.2	0.4	0.9	1.5	3.0	9.8
Other acquisition related	-	-	-	-	-	-	-	-	-	-	10.5
Net change in deferred revenue	11.0	11.6	1.6	12.8	37.0	15.8	29.9	16.7	19.9	82.4	14.4
Adjusted EBITDA	**$ 2.8**	**$ 6.9**	**$ 8.3**	**$ 13.7**	**$ 31.7**	**$ 13.9**	**$ 21.8**	**$ 16.6**	**$ 15.8**	**$ 68.1**	**$ 14.7**
	6%	14%	18%	23%	16%	19%	25%	23%	19%	22%	18%

Pro-forma results include thinkorswim Group results for the full period indicated

Other income (expense) includes interest income/expense, gain/loss on sale of assets, cumulative effect of accounting changes, and income tax expense/benefits

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Sales Transaction Volume & Revenue

investools

Pro-Forma Consolidated Sales

($ in thousands)	Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006	Q1-07
Investor Education Group											
Workshops	$ 11,258	$ 11,912	$ 10,732	$ 13,744	$ 47,646	$ 15,226	$ 16,500	$ 10,883	$ 12,294	$ 54,903	$ 12,564
Coaching	17,203	19,934	13,456	18,531	69,124	20,258	27,817	17,665	23,293	89,033	22,066
Home study / Online courses	6,021	6,163	6,335	9,213	27,732	13,163	18,198	19,312	17,373	68,047	16,077
Web time subscriptions	5,947	6,417	6,675	6,902	25,941	8,149	8,936	7,006	9,150	33,241	8,447
Other revenue	1,462	1,308	1,347	1,610	5,727	1,865	1,908	1,742	2,063	7,578	535
IEG sales transaction volume	41,891	45,734	38,545	50,000	176,170	58,661	73,359	56,609	64,173	252,801	59,690
thinkorswim Group											
Commissions	3,282	3,800	5,391	7,056	19,529	8,139	9,695	10,301	11,627	39,762	12,880
Interest & dividends	175	635	1,024	1,215	3,049	1,563	2,211	2,713	3,159	9,646	4,025
Other brokerage revenues	467	523	817	1,319	3,126	3,307	2,803	2,586	2,686	11,381	3,445
TOS Group revenues	3,924	4,959	7,232	9,590	25,704	13,009	14,708	15,600	17,471	60,789	20,350
Total sales transaction volume	45,815	50,693	45,777	59,590	201,875	71,670	88,067	72,209	81,644	313,590	80,040
Change in deferred revenue, net	(11,267)	(11,572)	(1,526)	(13,184)	(37,549)	(15,987)	(29,912)	(16,566)	(20,007)	(82,472)	(14,796)
Total revenue	$ 34,548	$ 39,121	$ 44,251	$ 46,406	$ 164,326	$ 55,683	$ 58,155	$ 55,643	$ 61,637	$ 231,118	$ 65,244
Continuing Education STV	$ 36,783	$ 39,735	$ 31,102	$ 41,908	$ 149,528	$ 48,436	$ 64,335	$ 46,367	$ 55,567	$ 214,704	$ 48,713
% of IEG STV	88%	87%	81%	84%	85%	83%	88%	82%	87%	85%	82%

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